UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 9, 2013 (January 7, 2013)

THT HEAT TRANSFER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34812	20-5463509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

     THT Industrial Park
No.5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People's Republic of China
(Address of principal executive offices)

86-434-3265241
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accounts.

On January 7, 2013, PKF-Hong Kong (“PKF”) resigned as THT Heat Transfer Technology, Inc. (the “Company”)’s independent registered public accounting firm, effective immediately. The resignation did not result from any dissatisfaction with the quality of professional services rendered by PKF or any disagreement between the Company and PKF.

PKF’s reports on our financial statements for the fiscal years ended December 31, 2011 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the fiscal years ended December 31, 2011 and December 31, 2010, and the subsequent interim period through January 7, 2013, the Company did not have any disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PKF’s satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report as described in Item 304 (a)(1)(iv) of Regulation S-K. There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years and the subsequent interim period through January 7, 2013.

On January 8, 2013, the Company’s Audit Committee engaged MaloneBailey LLP (“MaloneBailey”) as its new independent registered public accounting firm. Neither the Company, nor anyone on its behalf, consulted MalongBailey during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of MaloneBailey regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

We furnished PKF with a copy of this disclosure on January 7, 2013, providing PKF with the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from PKF, dated January 8, 2013 is filed as Exhibit 16 to this report.

A copy of the Company’s press release dated January 9, 2013 announcing the engagement of MaloneBailey is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

Number	Description

16	Letter from PKF regarding change in certifying accountant.

99.1	Press release dated January 9, 2013

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THT HEAT TRANSFER
TECHNOLOGY, INC.

Date: January 9, 2013	/s/ Guohong Zhao
Guohong Zhao
Chief Executive Officer

EXHIBIT INDEX

Number	Description

16	Letter from PKF regarding change in certifying accountant.

99.1	Press release dated January 9, 2013